UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2009
Electro-Optical Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51481	13-3986004
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 West Main Street, Suite 201,	10533
Irvington, New York	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code (914) 591-3783
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
On June 4, 2009, the Registrant issued a press release announcing the submission to the U.S. Food and Drug Administration of its premarket approval application for MelaFind®. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of the Registrant, dated June 4, 2009, titled “Electro-Optical Sciences Submits MelaFind® Pre-Market Approval Application to FDA”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electro-Optical Sciences, Inc.
Date: June 4, 2009	By:	/s/ Richard I. Steinhart
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of the Registrant, dated June 4, 2009, titled “Electro-Optical Sciences Submits MelaFind® Pre-Market Approval Application to FDA”